[ARTWORK]

                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund



                                 ANNUAL REPORT
                               DECEMBER 31, 1997



                                              Managed by:
                                              L. Roy Papp & Associates
                                              4400 N. 32nd Street
                                              Suite 280
                                              Phoenix, AZ  85018
                                              (602)956-1115 Local
                                              (800)421-4004
                                              E-mail: invest@roypapp.com
                                              Web: http://www.roypapp.com

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN STANLEY WORLD INDEX

                              [INSERT GRAPH HERE]


AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                             1 Year            5 Year            Since Inception
--------------------------------------------------------------------------------
Papp America-
Abroad Fund                   29.9%            19.6%                  19.1%
--------------------------------------------------------------------------------
Morgan Stanley
World Index                   15.8%            15.4%                  12.8%
--------------------------------------------------------------------------------

Year        Papp America-Abroad Fund     Morgan Stanley World Index
12/6/91             $10,000                       $10,000
1991                 10,994                        10,720
1992                 11,811                        10,158
1993                 11,803                        12,450
1994                 12,725                        13,079
1995                 17,440                        15,848
1996                 22,262                        17,985
1997                 28,910                        20,817

           PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 59% of the earnings of the companies in the Fund's portfolio are derived from foreign sources and 41% are derived from United States sources. The Morgan Stanley World Index is an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies; the values shown include reinvested dividends.

                        PAPP AMERICA-ABROAD FUND, INC.

Dear Fellow Shareholder:

Once again our Fund had a fine year with per share net asset value increasing 29.9% in 1997. These results were substantially better than those of the Morgan Stanley World Index, against which we compare ourselves, which was up 15.8%. The Standard & Poor's 500 Stock Index was up 33.4% in 1997. Since December 6, 1991, when we commenced operations, the Fund was up 189.2%, and the World Index was up 108.2%.

Results for the last three years have also been satisfying. In 1995 we were up 37.1%, in 1996 we were up 27.7%, and in 1997 we were up 29.9%. This means that a $10,000 investment made on January 1, 1995 would have increased to $22,742 by December 31, 1997. These numbers emphasize the importance of having been in stocks throughout the entire period, despite the warnings of some of the pundits that three consecutive 20% plus years could not happen.

We do not pretend to know what will happen in 1998, but we do not believe the market will experience a major correction. The cold war is over and much of the world is at peace. Resources that were dedicated to armaments can now be used for more productive purposes. Our American economy is very strong and shows no signs of abating, while the European economy appears to be improving. There are some clouds over Asia, but our trade with the Southeast Asia nations remains a relatively small part of the big picture. Also, it appears likely that the dollar's strength will not adversely impact earnings to the extent it did in 1997.

Our America-Abroad Fund was the first in the nation to implement the concept of global investing through the ownership of multinational American companies. A number of our investment counsel clients had expressed a desire to participate in the world's stock markets because of their anticipated growth. We were sympathetic to this view, but were concerned that for a variety of reasons worldwide investing might be substantially more difficult than it appeared to be on the surface. Our concerns included currency risks, the large expenses of foreign custodians, different accounting, auditing, and reporting standards, and lack of SEC oversight.

Moreover, our research indicated that many United States companies were already doing a large portion of their business overseas, that such business was growing rapidly, and most importantly, that these American companies were realizing substantial and growing profits from their foreign activities in contrast to many foreign companies which were burdened by the high costs and inefficiencies imposed by their socialistic governments. For these reasons, we concluded that our shareholders' best interests would be served through investing in mostly American companies which receive a substantial percentage of their earnings from foreign activities. Further, it remains our belief that the greatest growth worldwide will be in the fields of electronic and medical technology and we have emphasized these areas in our securities portfolio.

Naturally, for the most part our investments have been in the very large multinational companies which are industry leaders. Examples include Hewlett-Packard, Intel, Microsoft, and Motorola in electronics and Merck and Johnson & Johnson in health. However, we also own a number of smaller companies whose operations are worldwide, such as Viking Office Products, American Power Conversion, and Steiner Leisure, Ltd.

We believe that the best way to participate in the globalization of the world's economies is through investments in these companies and that our shareholders will over time achieve a superior return on their investment.


                               Warmest regards,


                               /s/ L. Roy Papp
                               ---------------------
                               L. Roy Papp, Chairman
                               February 6, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of the Papp America-Abroad Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of the Papp America-Abroad Fund, Inc. (the Fund), including the schedule of portfolio investments as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Papp America-Abroad Fund, Inc. for the year ended December 31, 1992, and the period from December 6, 1991 (date of commencement of operations) through December 31, 1991, were audited by other auditors whose report dated January 29, 1993, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                 /s/ Arthur Andersen LLP

Phoenix, Arizona,
January 21, 1998.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                       Number      Market
                           Common Stocks                              of Shares     Value
--------------------------------------------------------------------  ---------  -----------
Industrial Services (14.5%)
 Air Express International
  (Air freight forwarding)                                              390,000  $11,895,000
 Interpublic Group of Companies, Inc.
  (Worldwide advertising agencies)                                      325,000   16,189,063
 Manpower, Inc.
  (Provider of non-government employment services)                      385,000   13,571,250
                                                                                 -----------
                                                                                  41,655,313
                                                                                 -----------
Computers and Software (14.1%)
 American Power Conversion  *
  (Leading producer of uninterruptible power supply products)           440,000   10,395,000
 Hewlett-Packard Company
  (Manufacturer of printers, computers, and medical
  electronic equipment)                                                 183,000   11,437,500
 Intel Corporation
  (Manufacturer of microprocessors, microcontrollers, and
  memory chips)                                                         190,000   13,347,500
 Microsoft Corporation*
  (Personal computer software)                                           43,000    5,557,750
                                                                                 -----------
                                                                                  40,737,750
                                                                                 -----------
Health Care (10.8%)
 Abbott Laboratories
  (Healthcare products)                                                  90,000    5,900,625
 Johnson & Johnson
  (Healthcare products)                                                 185,000   12,186,875
 Merck & Company
  (Ethical drugs and specialty chemicals)                               122,000   12,962,500
                                                                                 -----------
                                                                                  31,050,000
                                                                                 -----------
Consumer Products (9.0%)
 Coca Cola Company
  (Dominant international soft drink company)                            18,600    1,239,225
 Gillette Company
  (Personal care products and batteries)                                 16,000    1,607,000
 Mattel, Inc.
  (Toy manufacturer)                                                    350,000   13,037,500
 Unilever Group
  (Producer and marketer of branded and packaged consumer goods)        160,000    9,990,000
                                                                                 -----------
                                                                                  25,873,725
                                                                                 -----------
Distributors (8.5%)
 Arrow Electronics, Inc.*
  (Distributor of electronic components and computer products)          403,200   13,078,800
 Sigma-Aldrich Corp.
  (Develops, manufactures, and distributes specialty chemicals)         285,000   11,328,750
                                                                                 -----------
                                                                                  24,407,550
                                                                                 -----------
Electrical Equipment (7.5%)
 General Electric Co.
  (Diversified industrial company)                                      162,000   11,886,750
 Emerson Electric Company
  (Manufacturer of electrical and electronic products and systems)      170,000    9,594,375
                                                                                 -----------
                                                                                  21,481,125
                                                                                 -----------

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                      Number       Market
                     Common Stocks (continued)                       of Shares     Value
-------------------------------------------------------------------  ---------  ------------
Direct Marketing (7.2%)
 Amway Asia Pacific, Inc.
   (Direct marketing of household and personal items in Asia)          230,000  $  4,485,000
 Viking Office Products *
   (Direct international marketer of office products to small and
   medium sized businesses)                                            740,000    16,141,250
                                                                                ------------
                                                                                  20,626,250
                                                                                ------------
Telecommunications (5.8%)
 Hong Kong Telecommunications, Ltd.
   (International telecommunications services)                         370,000     7,631,250
  Motorola, Inc.
   (Manufacturer of communication equipment)                           160,000     9,130,000
                                                                                ------------
                                                                                  16,761,250
                                                                                ------------
Financial Services (5.6%)
 State Street Corporation
   (Provider of U.S. and global securities custodial services)         280,000    16,292,500
                                                                                ------------

Consumer Services (4.9%)
 Service Corporation International
   (Funeral service, cemetery owner/operator)                          385,000    14,220,937
                                                                                ------------

Industrial Components (4.8%)
 Illinois Tool Works, Inc.
   (Manufacturer of tools, fasteners, and packaging systems)           150,000     9,018,750
 Millipore Corporation
   (Supplier of purification products)                                 142,500     4,836,094
                                                                                ------------
                                                                                  13,854,844
                                                                                ------------
Restaurants (4.1%)
 McDonald's Corporation
   (Fast food restaurants and franchising)                             250,000    11,937,500
                                                                                ------------

Miscellaneous (2.4%)
 Exxon Corp.
   (Worldwide integrated oil company)                                   40,000     2,447,500
 Steiner Leisure LTD *
(Provider of spa services, beauty salons, and health
    clubs on cruise ships)                                             143,500     4,430,562
                                                                                ------------
                                                                                   6,878,062
                                                                                ------------

Total Common Stocks - 99.1%                                                      285,776,806
Cash and Other Assets, Less Liabilities - .9%                                      2,472,488
                                                                                ------------

Net Assets                                                                      $288,249,294
                                                                                ============

Net Asset Value Per Share
(Based on 11,094,202 shares outstanding at December 31, 1997)                         $25.98
                                                                                ============

*Non-income producing security.

                         PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1997 AND 1996




                                     ASSETS

                                                            1997              1996
                                                         -----------       -----------
Investment in securities at market value (original
 cost $260,250,479 and $19,817,375 at December 31,
 1997 and 1996, respectively) (Note 1)                   $285,776,806      $29,177,255
Cash                                                        3,507,780          403,963
Dividends and interest receivable                             461,788           42,332
                                                         ------------      -----------

               Total assets                              $289,746,374      $29,623,550
                                                         ============      ===========

                                   LIABILITES

Redemptions Payable                                      $    209,767      $        53
Payable for investment securities purchased                 1,287,313              -0-
                                                         ------------      -----------

               Total liabilities                         $  1,497,080      $        53
                                                         ============      ===========

                                   NET ASSETS

Paid-in capital applicable to 11,094,202 outstanding
 shares at December 31,1997 and 1,473,039 outstanding
 shares at December 31, 1996                             $262,722,967      $20,263,617
Net unrealized gain on investments                         25,526,327        9,359,880
                                                         ------------      -----------

          Net assets                                     $288,249,294      $29,623,497
                                                         ============      ===========

Net Asset Value Per Share (net assets/shares
 outstanding)                                            $      25.98      $     20.11
                                                         ============      ===========


   The accompanying notes are an integral part of these financial statements.

                        PAPP AMERICA-ABROAD FUND, INC.
                           STATEMENTS OF OPERATIONS
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                        1997           1996
                                                    -------------  ------------
INVESTMENT INCOME:
 Dividends                                           $ 1,777,770    $  265,241
 Interest                                                214,337        10,180
 Foreign taxes withheld                                  (14,828)         (878)
                                                     -----------    ----------

          Total investment income                      1,977,279       274,543
                                                     -----------    ----------

EXPENSES:
 Management fee (Note 3)                               1,599,574       211,223
 Filing fees                                              79,501        26,353
 Custodial                                                27,819         8,140
 Transfer agent fees                                      24,038         3,872
 Accounting                                               18,815        10,850
 Printing and Postage                                     16,210             -
 Directors' attendance fees                                5,100         4,600
 Legal                                                     3,354         6,173
 Other fees                                                2,214         3,420
                                                     -----------    ----------

          Total expenses                               1,776,625       274,631
                                                     -----------    ----------

 Less fees waived by adviser (Note 3)                          -       (10,602)
                                                     -----------    ----------

          Net expenses                                 1,776,625       264,029
                                                     -----------    ----------

   Net investment income                                 200,654        10,514
                                                     -----------    ----------

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
 Proceeds from sales of securities                     7,380,204     2,584,954
 Cost of securities sold                               5,990,861     1,550,633
                                                     -----------    ----------
 Net realized gain on investments sold                 1,389,343     1,034,321

 Net change in unrealized gain on investments         16,166,447     4,034,187
                                                     -----------    ----------

 Net realized and unrealized gain on investments      17,555,790     5,068,508
                                                     -----------    ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     $17,756,444    $5,079,022
                                                     ===========    ==========

  The accompanying notes are an integral part of these financial statements.

                        PAPP AMERICA-ABROAD FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                                         1997           1996
                                                     -------------  ------------
FROM OPERATIONS:
 Net investment income                               $    200,654   $    10,514
 Net realized gain on investments sold                  1,389,343     1,034,321
 Net change in unrealized gain on investments          16,166,447     4,034,187
                                                     ------------   -----------

          Increase in net assets resulting from
           operations                                  17,756,444     5,079,022
                                                     ------------   -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                                   (200,654)      (10,514)
 Net realized gain on investments sold                 (1,389,343)   (1,034,321)
                                                     ------------   -----------

          Decrease in net assets resulting from
           distributions to shareholders               (1,589,997)   (1,044,835)
                                                     ------------   -----------

FROM SHAREHOLDER TRANSACTIONS:
 Proceeds from sale of shares                         315,859,241     9,114,588
 Net asset value of shares issued to shareholders
  in reinvestment of net investment income and
  net realized gain on investments sold                 1,485,676       996,599
 Payments for redemption of shares                    (74,885,567)     (510,144)
                                                     ------------   -----------

          Increase in net assets resulting
           from shareholder transactions              242,459,350     9,601,043
                                                     ------------   -----------

Total increase in net assets                          258,625,797    13,635,230

Net assets at beginning of the period                  29,623,497    15,988,267
                                                     ------------   -----------

Net assets at end of period                          $288,249,294   $29,623,497
                                                     ============   ===========


  The accompanying notes are an integral part of these financial statements.

                        PAPP AMERICA-ABROAD FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997



(1)  SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

     (a)  Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading, by dividing the market value by the number of shares outstanding, and rounding the result to the nearest full cent.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     (b)  Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, is to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)  DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check.

On December 17, 1997, a dividend of approximately $.0189 a share, aggregating $200,654 was declared from net investment income earned during 1997. A distribution was also declared from net realized long-term capital gains of approximately $.1093 a share aggregating $1,204,067. Also a distribution was declared from net realized short-term capital gains of approximately $.0168 a share aggregating $185,276. The dividend and distribution were paid on December 31, 1997, to shareholders of record on December 19, 1997.

On December 18, 1996, a dividend of approximately $.0073 a share, aggregating $10,514 was declared from net investment income earned during 1996. A distribution was also declared from net realized long-term capital gains of approximately $.2713 a share aggregating $388,302. Also a distribution was declared from net realized short-term capital gains of approximately $.0723 a share aggregating $102,964. The dividend and distribution were paid on December 31, 1996, to shareholders of record on December 17, 1996.

On June 20, 1996, a distribution of approximately $.50 a share, aggregating $543,055, was declared from net realized capital gains earned during 1996. The distribution was paid on June 28, 1996, to shareholders of record on June 19, 1996.

Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)  TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $10,602 was required in 1996. The Fund incurred fees of $24,038 and $3,872 in 1997 and 1996, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $650 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, investment transactions excluding short-term investments were as follows:


                                   1997         1996
                               ------------  -----------

          Purchases at cost    $246,423,965  $10,809,437
          Sales                   7,380,204    2,584,954

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 1997, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds       Shares
                                               -------------  -----------
     Year ended December 31, 1997
     Shares issued                             $315,859,241   12,468,691
     Dividends and distributions reinvested       1,485,676       58,127
     Shares redeemed                            (74,885,567)  (2,905,655)
                                               ------------   ----------

          Net increase                         $242,459,350    9,621,163
                                               ============   ==========

     Year ended December 31, 1996
     Shares issued                             $  9,114,588      478,153
     Dividends and distributions reinvested         996,599       52,290
     Shares redeemed                               (510,144)     (27,965)
                                               ------------   ----------

          Net increase                         $  9,601,043      502,478
                                               ============   ==========

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:


                                                  1997         1996
                                              ------------  -----------

          Market value                        $285,776,806  $29,177,255
          Original cost                        260,250,479   19,817,375
                                              ------------  -----------

               Net unrealized appreciation    $ 25,526,327  $ 9,359,880
                                              ============  ===========

As of December 31, 1997, gross unrealized gains on investments in which market value exceeded cost totaled $38,186,956 and gross unrealized losses on investments in which cost exceeded market value totaled $12,660,629.

As of December 31, 1996, gross unrealized gains on investments in which market value exceeded cost totaled $9,467,081 and gross unrealized losses on investments in which cost exceeded market value totaled $107,201.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                            Year Ended December 31,
                                          ------------------------------------------------------------------------
                                              1997           1996           1995           1994           1993
                                          ------------    -----------    -----------    -----------    -----------
Net asset value, beginning
 of period                                $      20.11    $     16.47    $     12.24    $     11.45    $     11.67
Income from operations:
 Net investment income                             .01            .01            .04            .10            .10
 Net realized and unrealized
     gain (loss) on investments                   6.00           4.48           4.52            .79           (.11)
                                          ------------    -----------    -----------    -----------    -----------
       Total from operations                      6.01           4.49           4.56            .89           (.01)

Less distributions:
 Dividend from net investment
  income                                          (.01)          (.01)          (.04)          (.10)          (.09)
 Distribution of net realized
  gain                                            (.13)          (.84)          (.29)             -           (.12)
                                          ------------    -----------    -----------    -----------    -----------
       Total distributions                        (.14)          (.85)          (.33)          (.10)          (.21)

Net asset value, end of period            $      25.98    $     20.11    $     16.47    $     12.24    $     11.45
                                          ============    ===========    ===========    ===========    ===========

       Total return                              29.92%         27.65%         37.05%          7.77%          (.08)%
                                          ============    ===========    ===========    ===========    ===========

Ratios/Supplemental Data:
 Net assets, end of period                $288,249,294    $29,623,497    $15,988,267    $11,573,197    $10,934,293
 Expenses to average
  net assets (B)                                  1.11%          1.25%          1.22%          1.25%          1.25%
 Net investment income to
  average net assets (C)                          1.24%          1.30%          1.50%          2.07%          2.28%
 Portfolio turnover rate                          4.71%         12.29%         26.65%         16.00%          8.00%
 Average commission rate(D)               $     0.0297    $    0.0487

                                                        Period Ended
                                         ----------     December 31,
                                            1992          1991(A)
                                         ----------     ------------
Net asset value, beginning
 of period                               $    10.98     $    10.00
Income from operations:
 Net investment income                          .11            .02
 Net realized and unrealized
     gain (loss) on investments                 .71            .98
                                         ----------     ----------
       Total from operations                    .82           1.00

Less distributions:
 Dividend from net investment
  income                                       (.11)          (.02)
 Distribution of net realized
  gain                                         (.02)             -
                                         ----------     ----------
       Total distributions                     (.13)          (.02)

Net asset value, end of period           $    11.67     $    10.98
                                         ==========     ==========

       Total return                            7.44%          9.94%
                                         ==========     ==========

Ratios/Supplemental Data:
 Net assets, end of period               $5,013,407     $1,369,899
 Expenses to average
  net assets (B)                               1.25%          1.25%*
 Net investment income to
  average net assets (C)                       2.28%          4.51%*
 Portfolio turnover rate
 Average commission rate(D)                   16.00%          0.00%


*   Annualized

(A) From the date of commencement of operations (December 6, 1991).

(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30%, 1.30%, 1.33%, 3.16%, and 2.07% for the years ended December 31, 1996, 1994, 1993, 1992 and the period ended December 31, 1991.

(C) Computed giving effect to investment adviser's expense limitation undertaking.

(D) This disclosure was not required for years prior to 1996.

                             FACTS ABOUT THE FUND


Investment Objective - The Fund, launched December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 43 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 20 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                        PAPP AMERICA-ABROAD FUND, INC.

                                   DIRECTORS

James K. Ballinger                                    L. Roy Papp
Amy S. Clague                                         Rosellen C. Papp
Robert L. Mueller                                     Bruce C. Williams
Harry A. Papp

                                   OFFICERS
Chairman - L. Roy Papp                                President - Harry A. Papp

                                VICE PRESIDENTS
Victoria S. Cavallero                                 Julie A. Hein
George D. Clark, Jr.                                  Robert L. Mueller
Jeffrey N. Edwards                                    Rosellen C. Papp
Robert L. Hawley                                      Bruce C. Williams

                         SECRETARY - Robert L. Mueller
                  ASSISTANT SECRETARY - Barbara D. Perleberg
                         TREASURER - Rosellen C. Papp
                      ASSISTANT TREASURER - Julie A. Hein

                              INVESTMENT ADVISER
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                      Web address: http//www.roypapp.com
                       Email address: invest@roypapp.com

                                   CUSTODIAN
                           Founders Bank of Arizona
                         7335 E. Doubletree Ranch Road
                           Scottsdale, Arizona 85258

                    SHAREHOLDER SERVICES AND TRANSFER AGENT
                           L. Roy Papp & Associates
                       4400 North 32nd Street, Suite 280
                            Phoenix, Arizona  85018
                           Telephone: (602) 956-1115
                                (800) 421-4004

                        INDEPENDENT PUBLIC ACCOUNTANTS
                              Arthur Andersen LLP
                      2 North Central Avenue, Suite 1000
                            Phoenix, Arizona  85004

                                 LEGAL COUNSEL
                              Bell, Boyd & Lloyd
                            70 West Madison Street
                           Chicago, Illinois  60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.